SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 10, 2002

Date of Report
(Date of Earliest Event Reported)

EXPEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-27429	91-1996083
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005

(Address of Principal Executive Offices, including Zip Code)

(425) 564-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

On October 10, 2002, the Special Committee of the Board of Directors of Expedia, Inc. issued a press release commenting on USA Interactive’s decision to terminate the process by which it sought to acquire the shares of Expedia, Inc. that it does not already own.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

99.1	Press release of the Special Committee of the Board of Directors of Expedia, Inc. dated October 10, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/S/ GREGORY S. STANGER
Gregory S. Stanger
Senior Vice President and Chief Financial Officer

Date: October 11, 2002

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Exhibit Index

Number	Description

99.1	Press release of the Special Committee of the Board of Directors of Expedia, Inc. dated October 10, 2002.